                                                                   EXHIBIT 10.14


           STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                    [Logo]

1.   BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, January 5, 1996, is made by and between Mortimer B. Zuckerman, an individual with an address c/o Boston Properties,* ("LESSOR") and Viking Office Products, Inc., a California corporation with an address at 879 West** ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2(a) PREMISES: The approximately 60,000 square feet of space (the "Premises") shown on Exhibit A attached hereto in the building (the "Building") containing approximately 220,213 square feet of space***. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b) PARKING: sixty (60) unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); (Also see Paragraph 2.6.)

     1.3     TERM: See Rider Paragraphs 1 & 3.

     1.5     BASE RENT: See Rider Paragraphs 2 & 3. (Also see Paragraph 4.)

     1.6(a)  BASE RENT PAID UPON EXECUTION: $19,500 as Base Rent for the period
March   , 1996.

     1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: twenty-seven and 25/100 percent (27.25%) ("LESSEE'S SHARE") as determined by prorata square footage of the Premises as compared to [X] the total square footage of the Building.

     1.7     SECURITY DEPOSIT: $ None

     1.8 PERMITTED USE: Distribution and warehousing of office products and office uses ancillary thereto. See Rider Paragraph 5 ("PERMITTED USE") (Also see Paragraph 6.)

     1.9     INSURING PARTY. Lessor is the "INSURING PARTY." (Also see
Paragraph 8.)

     1.10(a) REAL ESTATE BROKERS. See Rider Paragraph 6.

     1.12 ADDENDA AND EXHIBITS. Attached hereto is a Rider and Exhibits all of which constitute a part of this Lease.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system and lighting systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date See Rider Paragraph 55. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within See Rider Paragraph 43, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record See Rider Paragraph 8 and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has satisfied itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, the Brokers nor any of Lessor's agents, has made by oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

**  190th Street, Los Angeles, California 90061
*** located on land (the "Property") commonly known as 2391 West Winton Avenue,
    Hayward, California and more particularly described in Exhibit B attached hereto.

                                                                 Initials:______

                                                                          ______
                              MULTI-TENANT--GROSS

(C) American Industrial Real Estate Association 1993

     2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated as "Lessee's Parking Areas" on Exhibit C attached hereto. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

             (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

             (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.7 COMMON AREAS--DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 COMMON AREAS--LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. See Rider Paragraph
8. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 COMMON AREAS--RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

             (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

             (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

             (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

             (d) To add additional buildings and improvements to the Common
Areas;

             (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

             (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate, See Rider Paragraph 44.

3.   TERM. See Rider Paragraph 1.

4.   RENT.

     4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

             (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor See Rider Paragraph 40 relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                 (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                         (aa) The Common Areas, including parking areas, loading
and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                         (bb) Exterior signs and any tenant directories.

                         (cc) Fire detection and sprinkler systems.

                 (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                 (iii) Trash disposal, property management See Rider Paragraph 45 and security services and the costs of any environmental inspections.

                 (iv) Reasonable reserves set aside for maintenance and repair of Common Areas.

                 (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

                 (vi)    Any "Insurance Cost Increase" (as defined in Paragraph
8.1).

                 (vii) The cost of insurance carried by Lessor with respect to the Common Areas, the Building, the Property and the Industrial Center.

                 (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas*

                 (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.**

             (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center based upon square footage.

             (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless Lessor has agreed elsewhere in this Lease to provide the same or some of them.

             (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over-

*   See Rider Paragraph 46.
**  See Rider Paragraph 46.1
                                                                 Initials:______

                                                                          ______
MULTI-TENANT--GROSS
(C) American Industrial Real Estate Association 1993 payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. See Rider Paragraphs 41 and 47.

6.   USE.

     6.1     PERMITTED USE.

             (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

     6.2     HAZARDOUS SUBSTANCES.

             (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. See Rider Paragraph 9 shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

             (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

             (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for See Rider Paragraph 10. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee See Rider Paragraph 11, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement. See Rider Paragraph 56.

     6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record See Rider Paragraph 8, permits, the requirements of any applicable fire insurance underwriter or rating bureau and Lessor's insurance carriers, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and
(iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements. See Rider Paragraph 5.


     6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
ALTERATIONS.

     7.1     LESSEE'S OBLIGATIONS.

             (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, telephone and other communication, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

             (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof. See Rider Paragraph 14.

             (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection

                                                                 Initials:______
                                                                          ______

MULTI-TENANT--GROSS
                                      -3-
(C) American Industrial Real Estate Association 1993 systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor may, but shall not be obligated to, paint the exterior surfaces of exterior walls. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

     7.3     UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

             (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, telephone and other communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). See Rider Paragraph 48.

             (b) CONSENT. See Rider Paragraph 15. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

             (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4     OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

             (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

             (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

             (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1     PAYMENT OF PREMIUM INCREASES.

             (a) As used herein, the term "INSURANCE COST INCREASE" is defined as any increase in the actual cost of the insurance applicable to the Industrial Center and required or permitted to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("REQUIRED INSURANCE"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. See Rider Paragraph 42.

             (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

    8.2     LIABILITY INSURANCE.

            (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and managing agent and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises, the Building, the Property and the Industrial Center and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. See Rider Paragraph 48.1.

             (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3     PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

             (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises*. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s). Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage See Rider Paragraph 16, including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. See Rider Paragraph 18.

             (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

             (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

- -----------
* ,the Building, the Property and the Industrial Center

                                                                 Initials:______
                                                                          ______
MULTI-TENANT--GROSS
                                      -4-
(C) American Industrial Real Estate Association 1993

             (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures See Rider Paragraph 19, and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $10,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-VIII, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. See Rider Paragraph 21. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Lessee shall indemnify, protect, defend and hold harmless the Premises, the Building, the Property and the Industrial Center, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, or any Lessee Party, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or See Rider Paragraph 22, goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person* in or about the Premises,** whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1     DEFINITIONS.

             (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

             (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

             (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

             (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

             (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE--INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE--UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within forty-five (45) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease See Rider Paragraph 23. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), ________.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease See Rider Paragraph 23, by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten
(10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

             (a) In the event of damage described in Paragraphs 9.2, 9.3, 9.4 or 9.7, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

*   See Rider Paragraph 11
**  the Building, the Property or the Industrial Center
                                                                 Initials:______
                                                                          ______

MULTI-TENANT--GROSS
                                      -5-
(C) American Industrial Real Estate Association 1993

             (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean the beginning of the actual work on the Premises, whichever occurs first.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL PROPERTY TAXES. See Rider Paragraph 25.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2    REAL PROPERTY TAX DEFINITIONS.

             (a) As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) applicable to the Lease Term imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, See Rider Paragraph 49. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

             (b) As used herein, the term "BASE REAL PROPERTY TAXES" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in calendar year 1996. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  ASSIGNMENT AND SUBLETTING. See Rider Paragraph 27.

                                                             Initials: _________

MULTI-TENANT--GROSS                                                    _________
(C) American Industrial Real Estate Association 1993
                                      -6-

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

             (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

             (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

             (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1 (b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

             (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

             (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

             (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

             See Rider Paragraph 28.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

             (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such pro-


                                                             Initials: _________

MULTI-TENANT--GROSS                                                    _________
(C) American Industrial Real Estate Association 1993 ceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

         (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

   13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering in this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

   13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

   13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. See Rider Paragraph 29. If more than twenty-five percent (25%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation,* Lessee may, at such party's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If either party does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. See Rider Paragraph 30. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair. See Rider Paragraph 31.

15. BROKERS' FEES. See Rider Paragraph 6.

16. TENANCY AND FINANCIAL STATEMENTS.

    16.1 See Rider Paragraph 32.

    16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee, See Rider Paragraph 51, and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Upon such transfer or assignment, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. See Rider Paragraph 33.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

- ------------
*  See Rider Paragraph 50.

                                                                 Initials:______
                                                                          ______
MULTI-TENANT--GROSS
                                      -8-
(C) American Industrial Real Estate Association 1993

23.  NOTICES. See Rider Paragraph 34.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. See Rider Paragraph 35.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times See Rider Paragraph 52 for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to identify the building as containing space leased to Lessee so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs. See Rider Paragraph 36.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

     (a) Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request See Rider Paragraph 53. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

                                                                 Initials:______
                                                                          ______
MULTI-TENANT--GROSS
                                      -9-
(C) American Industrial Real Estate Association 1993

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS. See Rider Paragraph 3.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations See Rider Paragraph 54 ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

                                                                 Initials:______
                                                                          ______
MULTI-TENANT--GROSS
                                     -10-
(C) American Industrial Real Estate Association 1993

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at:                            Executed at:   1/5/96
            --------------------------              ----------------------------
on:                                     on:
   -----------------------------------     -------------------------------------

by LESSOR:                              By LESSEE:

/s/ Mortimer B. Zuckerman               VIKING OFFICE PRODUCTS, INC.
- --------------------------------------  ----------------------------------------
MORTIMER B. ZUCKERMAN
- --------------------------------------  ----------------------------------------
                                        By: /s/ Lisa Billig
                                           -------------------------------------
                                        Name Printed: LISA BILLIG
                                                     ---------------------------
                                        Title: Vice President, CFO
                                               ---------------------------------
                                        By:
                                           -------------------------------------
                                        Name Printed:
                                                     ---------------------------
                                        Title:
                                               ---------------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071, (213) 687-8777.

                                                            Initials:
                                                                     -----------

                                                                     -----------
MULTI-TENANT--GROSS
(C) American Industrial Real Estate Association 1993
(C) 1993 by American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                            RIDER TO LEASE BETWEEN
                       MORTIMER B. ZUCKERMAN, AS LESSOR,
                  AND VIKING OFFICE PRODUCTS, INC., AS LESSEE
                            2391 WEST WINTON AVENUE
                              HAYWARD, CALIFORNIA

1.    LEASE TERM.  The term (the "Term") of this Lease shall be for that period
      ----------
of time commencing on March 1, 1996 (the "Commencement Date") and expiring on February 28, 2001 (the "Expiration Date") (the "Original Lease Term"), unless extended as provided in Rider Paragraph 3 or sooner terminated as provided in this Lease.

2.  (A)    ORIGINAL LEASE TERM-BASE RENT.   For each month within the Original
           -----------------------------
Lease Term, Lessee shall pay to Lessor as monthly Base Rent for the Premises, payments of NINETEEN THOUSAND FIVE HUNDRED DOLLARS ($19,500.00) (sometimes called the "Original Monthly Base Rent"). All payments of monthly Base Rent (during both the Original Lease Term and the Extended Terms, if exercised, and at the monthly Base Rent provided for in this Rider) shall be paid in legal tender of the United States and shall be paid in advance on the first day of each and every calendar month, provided, however, that appropriate adjustment shall be made at the beginning and end of the Term of this Lease as it may be extended and at the end of any period immediately preceding an adjustment date during the Lease Term as it may be extended.

2.  (B)    DEFINITION.  The term "Base Rent" as it may be used in this Lease
           ----------
shall mean the rent determined as provided in Rider Paragraphs 2 and 3, as applicable.

3.  (A)    EXTENSION OPTIONS.  Provided that at the time of the exercise of the
           -----------------
applicable option to extend (i) there shall not be existing any Lessee Default or Breach (defined in Paragraph 13.1), (ii) this Lease is still in full force and effect, (iii) Lessee has neither assigned this Lease nor sublet any portion of the Premises (except for an assignment or subletting permitted under Paragraph 27.2 of this Rider) and (iv) in the case of the second Extension Option, Tenant has timely and validly exercised the first Extension Option, Lessee shall have the right to extend the Term of this Lease in the manner hereinafter provided upon all of the same terms, conditions, covenants and agreements contained in this Lease (except for the monthly Base Rent which shall be adjusted during the applicable option period as hereinbelow set forth and except, further, that there shall be no option to extend the term of this Lease beyond the extension options herein provided) for two (2) successive periods of three (3) years each. Each option period is sometimes herein referred to as an "Extended Term" and sometimes hereinafter referred to as an "Extension Option". Notwithstanding anything contained in the Lease and this Rider to the contrary, in no event shall the Term be extended for more than six (6) years beyond the expiration of the Original Lease Term.

3.  (B)   EXERCISE OF EXTENSION OPTIONS AND MONTHLY BASE RENT FOR THE EXTENDED
          ------------------------------------------------------- ------------
TERMS.  If Lessee desires to exercise the applicable Extension Option, then
- -----
Lessee shall give notice to Lessor not earlier than twelve (12) months nor later than six (6) months prior to the expiration of the Lease Term (as it may have been previously extended) of Lessee's request for Lessor's quotation of the fair market monthly base rent for the Premises as of the commencement date of the applicable Extended Term, such quotation to be based upon the use of the Premises as first class warehouse/distribution/office space (herein called the "Extended Term Market Rent"). In the case of the first Extended Term only, the Extended Term Market Rent shall not exceed the product of (i) the Original Monthly Base Rent and (ii) one hundred twenty percent (120%). Within fifteen
(15) days after receipt by Lessee of Lessor's quotation of the Extended Term Market Rent, Lessee shall have the right to extend the Term for the applicable extended Term by written notice to Lessor within said last mentioned 15-day period upon all of the same terms, conditions, covenants and agreements contained in this Lease except that the monthly Base rent for the applicable Extended Term shall be equal to the Extended Term Market Rent as quoted by Lessor; provided, however, in no event shall the monthly Base Rent payable during the applicable Extended Term be less than the monthly Base Rent for the last month of the Lease Term immediately prior to such Extended Term and except further that the only extension option shall be that set forth in this Rider Paragraph 3. Upon the giving of such notice, this Lease and the Term hereof shall be extended, for the applicable Extended Term, without the necessity for the execution of any additional documents (except that Lessor and Lessee agree to enter into an instrument in writing setting forth the monthly Base Rent for the applicable Extended Term); and in such event all references herein to the Lease Term or the term of this Lease shall be construed as referring to the Term, as so extended unless the context clearly other requires.

4.    INTENTIONALLY OMITTED.
      ---------------------

5.    USE.  Notwithstanding anything contained in this Lease, Lessee shall be
      ---
solely responsible for obtaining and maintaining in full force and effect such permits, licenses, approvals, special permits and other governmental authorizations, if any, as shall be required for Lessee's use of the Property, the Building, the Premises and the Industrial Center by Applicable Requirements and the failure or inability of Lessee to obtain any such permits, licenses, approvals, special permits and other governmental authorizations shall in no way (i) constitute a breach or default of Lessor, (ii) give Lessee any right to an abatement, offset or other reduction in monthly Base Rent, other rent or other charges payable under this Lease or (iii) give Lessee any right to terminate this Lease.

6.    BROKERAGE.  Lessee hereby warrants and represents to Lessor that Lessee
      ---------
has not dealt with any broker, finder or agent in connection with the transaction evidenced by this Lease except White Commercial Real Estate and CB Commercial Real Estate Group, Inc.; and in the event any claim is made against Lessor relative to dealings with any broker, finder or agent other than White Commercial Real Estate and CB Commercial Real Estate Group, Inc. (the "Brokers"), Lessee shall defend the claim against Lessor with counsel of Lessor's selection and save harmless and indemnify Lessor on account of all loss, cost or damage which may arise because of such claim. Lessor agrees that it shall be solely responsible for the payment of a brokerage commission to the Brokers in connection with this Lease.

7.    IMPROVEMENTS.   Except as provided in Paragraphs 2.2 and 2.3 of the Lease,
      ------------
the Premises shall be delivered to Lessee and Lessee hereby accepts the Premises in their condition as of the Commencement Date, subject to Applicable Requirements and the terms and provisions of this Lease and the Exhibits attached hereto and all matters disclosed thereby and Lessor shall have no obligations to perform any additions, alterations, improvements or demolition in the Premises.

8.    INSERT TO PARAGRAPHS 2.3, 2.8 AND 6.3: ", including, without limitation,
      -------------------------------------
the Declaration of Covenants and Restrictions attached hereto as Exhibit D (the "Exhibit D Covenants"),"

9.    INSERT TO PARAGRAPH 6.2 (a): "Neither Lessee nor any assignee, subtenant,
      ---------------------------
agent, independent contractor, contractor, employee, servant, invitee, customer, client, supplier, shipper or any other individual or entity that enters upon the Premises, the Building, the Property or the Industrial Center by, through or under Lessee (individually, a "Lessee Party", collectively, "Lessee Parties")"

10.   INSERT TO PARAGRAPH 6.2(c): "Lessee or any Lessee Party or under the
      --------------------------
control of Lessee or any Lessee Party (collectively, "Lessee's Toxic Materials Activities")."

11.   INSERT TO PARAGRAPH 6.2(c), PARAGRAPH 8.7 AND PARAGRAPH 8.8: "or any
      -----------------------------------------------------------
Lessee Party"

12.   INTENTIONALLY OMITTED.
      ---------------------

13.    INTENTIONALLY OMITTED.
       ---------------------

14.    INSERT TO PARAGRAPH 7.1 (b): "If Lessor reasonably determines that any
       ---------------------------
such contract fails to satisfy the requirements of this Lease, within  fourteen
(14) days after Lessor notifies Lessee of such failure, Lessee shall deliver to Lessor a substitute contract which complies with such requirements."

15.    INSERT TO PARAGRAPH 7.3(b): "Lessee shall not make any Alterations or
       --------------------------
Utility Installations in, on, under or about the Premises, whether before or during the Term of this Lease, except in each instance in accordance with plans and specifications therefore first submitted to and approved by Lessor, which approval shall not be withheld unreasonably or delayed. Lessor shall notify Lessor of its approval or disapproval within fourteen (14) days after Lessor receives all information required to be submitted by Lessee. Lessor shall not be deemed unreasonable for withholding its approval of any alterations, improvements or additions which (a) would involve or affect any structural or exterior element of the Building, the Premises or the Industrial Center: (b) increase or decrease the size of the Building, the Premises or the Industrial Center or otherwise change the exterior of the Building or the Premises; (c) adds any other buildings, structures or improvements; (d) would affect any Utility Installation or utility service, line or conduit serving the Building, the Premises or the Industrial Center; or (e) will require unusual expense to readapt the Building, the Premises or the Industrial Center to normal warehouse and/or distribution use upon the termination of this Lease. Lessor's review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Lessor that such plans, specifications and work conform with Applicable Requirements nor deemed a waiver of Tenant's obligations under this Lease with respect to Applicable Requirements nor impose any liability or obligation upon Lessor with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with Applicable Requirements. All consents given by Lessor shall be deemed conditioned on Lessee prior to commencing any such work, (i) acquiring all requisite permits, licenses and approvals to do so from appropriate governmental authorities and bodies and other bodies; (ii) delivering to Lessor a statement of the names and addresses of all its contractors and subcontractors and evidence satisfactory to Lessor that all of such contractors and subcontractors are currently licensed by the appropriate governmental authorities to perform such work and the estimated costs of all labor and materials to be furnished by them; (iii) causing each contractor and subcontractor to carry workmen's compensation insurance in statutory amounts covering all contractor's and subcontractor's employees and comprehensive general liability insurance with such limits as Lessor may require reasonably, but in no event less than $2,000,000.00 combined single limit (and property damage) with such insurance to be written in companies approved reasonably by Lessor and insuring Lessor and Lessee as well as the contractors and subcontractors and delivering to Lessor certificates of all such insurance; and (iv) complying with all conditions and requirements of said permits, licenses and approvals in a prompt and expeditious manner. Lessee covenants and agrees that any Alterations and Utility Installations made by it to or upon the Premises shall be done in a good and workmanlike manner and in compliance with all Applicable Requirements now or hereafter in force and that materials of first and otherwise good and sufficient quality shall be employed therein."

16.    INSERT TO PARAGRAPH 8.3(a): "(including, without limitation, the peril of
       --------------------------
flood and, at Lessor's option, the peril of earthquake)"

17.    INTENTIONALLY OMITTED.
       ---------------------

18.    INSERT TO PARAGRAPH 8.3(a): "Lessor may also maintain such other
       --------------------------
insurance as may be required by any ground lessor or the holder of any mortgage or deed of trust upon the Building, the Property, the Premises or the Industrial Center or Lessor's interest therein and any such insurance shall be deemed to be "Required Insurance.""

19.    INSERT TO PARAGRAPH 8.4: "and other fixtures and equipment, goods, wares,
       -----------------------
merchandise, products"

20.    INTENTIONALLY OMITTED.

21.    INSERT TO PARAGRAPH 8.5: "With respect to any insurance required to be
       -----------------------
maintained by Lessee under this Lease,"

22.    INSERT TO PARAGRAPH 8.8: "Trade Fixtures and other fixtures and
       -----------------------
equipment, Lessee Owned Alterations and Utility Installations, products"

23.    INSERT TO PARAGRAPH 9.3 AND 9.5: "as of the date specified in Lessor's
       -------------------------------
notice, which shall not be less than thirty (30) days nor more than sixty (60) days after the giving of such notice"

24.    INSERT TO PARAGRAPH 9.4: "Lessor may, at Lessor's option by written
       -----------------------
notice to Lessee given within forty five (45) days after the occurrence of such damage or destruction, either elect (i) to repair such damage as soon as reasonably practicable under the circumstances with (but only to the extent of) the insurance proceeds, in which case this Lease shall continue in force or (ii) to cancel and terminate this Lease as of a date set forth in said notice which shall be not earlier than thirty (30) nor later than sixty (60) days from the date of said notice, in which case this Lease shall terminate as of the date so set forth in Lessor's notice."

25.    INSERT AT END OF PARAGRAPH 9.9:
       ------------------------------

"9.10  COMPLETION OF RESTORATION.   Where Lessor is obligated or elects to
       -------------------------
effect restoration of the Premises pursuant to the provisions of any subdivisions of Paragraph 9 of this Lease, unless such restoration is completed within one hundred eighty (180) days after the date of the occurrence of the damage or destruction, such period to be subject, however, to extensions of no more than ninety (90) days in the aggregate where the delay in completion of such work is due to Lessor's Force Majeure, Lessee shall have the right to terminate this Lease exercised by the giving of notice to Lessor at any time within the time period from the expiration of such one hundred eighty (180) day period (as extended pursuant to the provisions of this Paragraph 9.10)) until the date which is thirty (30) days subsequent to the expiration of such one hundred eighty (180) day period (as so extended), such termination to take effect as of the thirtieth (30th) day after the date of receipt by Lessor of Lessee's notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within such thirty
(30) day period such restoration is substantially completed, in which case Lessee's notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect. If the Lessor shall determine within such one hundred eighty (180) day (as extended) period that such restoration shall not be substantially completed within such one hundred eighty (180) day (as extended) period, Lessor shall notify Lessee within ten
(10) days after such determination, and Lessee shall have the right by notice to Lessor within ten (10) days after Lessor's notice to terminate this Lease, whereupon this Lease shall terminate as of the date of Lessee's notice with the same force and effect as if such date were the date originally established as the expiration date hereof. For the purposes of this Paragraph 9.10, a restoration shall be "substantially completed" if it is complete except for items of work and adjustments of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Lessee's use of the Premises.

9.11  GENERAL.   Notwithstanding anything contained in this Paragraph 9 or any
      -------
other provision of this Lease to the contrary, (i) if there is damage or destruction to the Premises, the Building, the Property or the Industrial Center which is caused by Lessee or any Lessee Party, Lessor shall have the right to recover Lessor's damages from Lessee, except as released and waived in Paragraph 8.6, (ii) Lessor's obligation to restore or repair shall be subject to the rights of any ground lessor or the holders of any mortgage or deed of trust on the Premises, the Building, the Property or the Industrial Center or Lessor's interest therein, (iii) Lessor shall not be obligated to expend for any repair or restoration any amount in excess of the net insurance proceeds available to Lessor, (iv) Lessor's obligations for any repair or restoration, including, without limitation, the commencement of any repair or restoration as required by Paragraph 9.6(b), shall be subject to, and Lessor's time for performance shall be extended by, delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Lessor's control (collectively, "Lessor's Force Majeure") and (v) Lessee shall in no event have any right to reimbursement from Lessor for any funds spent by Lessee to repair any damage or destruction. If such insurance proceeds are not allowed by such holder of any mortgage or deed of trust to be applied to, or are insufficient for, the restoration of the Premises and if Lessor does not otherwise elect to restore the Premises, then Lessor shall give prompt notice to Lessee terminating this Lease, the effective date of which termination shall not be less than thirty (30) days after the date of such notice of termination."

26.    INTENTIONALLY OMITTED.
       ---------------------

27.    ASSIGNMENT AND SUBLETTING.
       -------------------------

27.1   RESTRICTIONS ON TRANSFER.   Except as otherwise expressly provided
       ------------------------
herein, Lessee covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Lessee's interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in or consented to by Lessor in accordance with Rider Paragraphs 27.1 through 27.7 shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties. In addition, Lessor shall be entitled to seek specific performance of or other equitable relief with respect to the provisions hereof.

27.2   EXCEPTIONS FOR PARENT OR SUBSIDIARY.  Notwithstanding the foregoing
       -----------------------------------
provisions of Rider Paragraph 27.1 above and the provisions of Rider Paragraphs 27.3, 27.4 and 27.6 below, but subject to the provisions of Rider Paragraphs
27.5 and 27.7 below, Lessee shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to any parent or subsidiary corporation of Lessee or to any corporation into which Lessee may be converted or with which it may merge or to any affiliated corporation which is controlled by, controlling or under common control with Lessee, provided that if Lessee does not survive as an independent entity the entity to which this Lease is so assigned or which so sublets the Premises has a credit worthiness (e.g. assets and capitalization) and net worth (which shall be determined on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than Lessee as of the Commencement Date of this Lease.

27.3    SUBLEASE OF A PORTION OF SPACE.  Notwithstanding the provisions of
        ------------------------------
Rider Paragraph 27.1 above but subject to the provisions of this Rider Paragraph
27.3 and the provisions of Rider Paragraphs 27.5, 27.6 and 27.7 below, Lessee may sublease less than fifty percent (50%) of the floor area of the Premises in the aggregate provided that in each instance Lessee first obtains the express prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessor shall not be deemed to be unreasonably withholding its consent to such a proposed subleasing if:

     (a) the proposed assignee or sublessee is not of a character consistent with the operation of the Building, or

     (b) the proposed assignee or sublessee is not of good character and reputation, or

     (c) the proposed assignee or sublessee does not possess adequate financial capability to perform the Lessee's obligations as and when due or required, or

     (d) the assignee or sublessee proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Paragraph 1.8 hereof, or

     (e) the nature of the proposed assignee of subtenant's use of the Premises would involve any increased risk of the use, release or mishandling of Hazardous Substances, or

     (f) there shall be existing any Default or Breach of Lessee (defined in Paragraph 13.1).

27.4    SUBSTANTIAL SUBLEASING OR ASSIGNMENT.  Notwithstanding the provisions of
        ------------------------------------
Rider Paragraph 27.1 above, but subject to the provisions of this Rider Paragraph 27.4 and the provisions of Rider Paragraphs 27.5, 27.6 and 27.7 below, Lessee covenants and agrees not to assign this Lease or to sublet fifty percent (50%) or more of the floor area of the Premises (which shall be deemed to include, without limitation, any proposed subleasing which together with prior subleasings would result in an area equal to or greater than fifty percent (50%) of the floor area of the Premises in the aggregate being the subject of one or more subleases) without, in each instance, having first obtained the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessor shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:

     (a) the proposed assignee or sublessee is not of a character consistent with the operation of the Building, or

     (b) the proposed assignee or sublessee is not of good character and reputation, or

     (c) the proposed assignee or sublessee does not possess adequate financial capability to perform the Lessee's obligations as and when due or required, or

     (d) the assignee or sublessee proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Paragraph 1.8 hereof, or

     (e) the nature of the proposed assignee of subtenant's use of the Premises would involve any increased risk of the use, release or mishandling of Hazardous Substances, or

     (f) there shall be existing any Default or Breach of Lessee (defined in Paragraph 13.1), or

     (g) in the case of a proposed assignment or a proposed subleasing which together with prior subleasing would result in an area equal to fifty percent (50%) or more of the floor area of the Premises being the subject of one or more subleases, Lessor elects, at its option, by notice given within thirty (30) days after receipt of Lessee's notice given pursuant to Paragraph 27.5 below, to terminate this Lease as of a date which shall be not earlier than sixty (60) days nor later than one hundred twenty (120) days after Lessor's notice to Lessee; provided, however, that upon the termination date as set forth in Lessor's notice, all of Lessor's and Lessee's obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease.

27.5    LESSEE'S NOTICE.  Lessee shall give Lessor notice of any proposed
        ---------------
sublease or assignment, and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or sublessee, (b) in the case of a proposed assignment or subletting pursuant to Rider Paragraphs 27.3 or 27.4, such information as to the proposed assignee's or proposed sublessee's net worth and financial capability and standing as may reasonably be required for Lessor to make the determination referred to in Rider Paragraphs 27.3 or 27.4 above (provided, however, that Lessor shall hold such information confidential having the right to release same to its officers, accountants, attorneys and mortgage lenders on a confidential basis),
(c) all of the terms and provisions upon which the proposed assignment or subletting is to be made, (d) in the case of a proposed assignment or subletting pursuant to Rider Paragraphs 27.3 or 27.4, all other information necessary to make the determination referred to in Rider Paragraphs 27.3 or 27.4 above and
(e) in the case of a proposed assignment or subletting pursuant to Rider Paragraph 27.2, such information as may be reasonably required by Lessor to determine that such proposed assignment or subletting complies with the requirements of said Rider Paragraph 27.2.

If Lessor shall consent to the proposed assignment or subletting, as the case may be, then, in such event, Lessee may thereafter sublease the Premises (in whole or part) or assign pursuant to Lessee's notice, as given hereunder; provided, however, that if such assignment or sublease shall not be executed and delivered to Lessor within ninety (90) days after the date of Lessor's consent, the consent shall be deemed null and void and the provisions of Rider Paragraph
27.3 shall be applicable.

27.6    PROFIT ON SUBLEASING OR ASSIGNMENT.  In addition, in the case of any
        ----------------------------------
assignment or subleasing as to which Lessor may consent (other than an assignment or subletting permitted under Rider Paragraph 27.2 hereof) such consent shall be upon the express and further condition, covenant and agreement, and Lessee hereby covenants and agrees that, in addition to the monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes) and other charges to be paid pursuant to this Lease, fifty percent (50%) of the "Assignment/Sublease Profits" (hereinafter defined), if any, shall be paid to Lessor.

The "Assignment/Sublease Profits" shall be the excess, if any, of (a) the "Assignment/Sublease Net Revenues" as hereinafter defined over (b) the monthly Base Rent, other rent (including without limitation, payments for insurance premiums and real estate taxes) and other charges provided in this Lease (provided, however, that for the purpose of calculating the Assignment/Sublease Profits in the case of a sublease, appropriate proportions in the applicable monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes) and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The "Assignment/Sublease Net Revenues" shall be the monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes) and all other charges and sums payable either initially or over the term of the sublease or assignment plus all other profits and increases
                                            ----
to be derived by Lessee as a result of such subletting or assignment, less the reasonable costs of Lessee incurred for brokerage and tenant improvements in such subleasing or assignment amortized over the term of the sublease or assignment.

All payments of the Assignment/Sublease Profits due to Lessor shall be made within ten (10) days of receipt of same by Lessee.

27.7    ADDITIONAL CONDITIONS.  (A)  It shall be a condition of the validity of
        ---------------------
any assignment or subletting of right under Rider Paragraph 27.2 above, or consented to under Rider Paragraph 27.4 above, that the assignee or sublessee agrees directly with Lessor, in form reasonably satisfactory to Lessor, to be bound by all the obligations of the Lessee hereunder, including, without limitation, the obligations to pay the monthly Base Rent, other rent, (including, without limitation, payments for insurance premiums and real estate taxes), and other amounts provided for under this Lease (but in the case of a partial subletting, such sublessee shall agree on a pro rata basis to be so bound) including the provisions of Rider Paragraphs 27.1 through 27.7 hereof, but such assignment or subletting shall not relieve the Lessee named herein of any of the obligations of the Lessee hereunder, and Lessee shall remain fully and primarily liable thereof.

(B) As other rent, Lessee shall reimburse Lessor promptly for reasonable out of pocket legal and other expenses incurred by Lessor in connection with any request by Lessor for consent to assignment or subletting.

(C) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Lessee, Lessor may upon prior notice to Lessee, at any time and from time to time, collect monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes), and other charges from the assignee, sublessee or occupant and apply the net amount collected to the monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes), and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Rider Paragraphs 27.1 through 27.7 hereof, or the acceptance of the assignee, sublessee or occupant as a lessee or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained, the Lessee herein named to remain primarily liable under this Lease.

(D) The consent by Lessor to an assignment or subletting under any of the provisions of Rider Paragraphs 27.2 or 27.4 shall in no way be construed to relieve Lessee from obtaining the express consent in writing to Lessor to any further assignment or subletting.

28.    INSERT TO PARAGRAPH 13.1: "(h)   Any other matter explicitly deemed to be
       ------------------------
a Breach by the terms of this Lease."

29.    INSERT TO PARAGRAPH 14: ", but this Lease shall terminate only as to the
       ----------------------
portion so taken and this Lease shall continue in full force and effect as to that portion not so taken except as hereinafter provided."

30.    INSERT TO PARAGRAPH 14: ", provided that such award does not affect the
       ----------------------
amount of the award otherwise recoverable by Lessor from the condemning authority."

31.    INSERT TO PARAGRAPH 14: "Notwithstanding anything contained in this
       ----------------------
Paragraph 14 or any other provisions of this Lease to the contrary, (i) Lessor's obligations to repair or restore in the event of a condemnation are subject to
(i) the rights of, and the availability of any condemnation award from, any ground lessor or the holder of any mortgage or deed of trust covering the Premises, the Building, the Property or the Industrial Center or Lessor's interest therein and (ii) Lessor's Force Majeure."

32.    INSERT TO PARAGRAPH 16.1.  "(a)  Lessee shall at any time upon not less
       ------------------------
than ten (10) business days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults or breaches on the part of Lessor hereunder, or specifying such defaults or breaches if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser, financier, ground lessor or encumbrancer of the Premises, the Building, the Land or the Industrial Center or Lessor's interest therein.

(b)  At Lessor's option, Lessee's failure to deliver such statement within five
     (5) days after notice from Lessor that Lessee has failed to deliver such statement within the time period required by (a) above, shall be a Breach by Lessee under this Lease and/or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults or breaches in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance.

33.    INSERT TO PARAGRAPH 17:  "In addition to the foregoing provisions, Lessee
       ----------------------
specifically agrees to look solely to Lessor's then equity interest in the Property at the time owned, or in which Lessor holds an interest as ground lessee, for recovery of any judgement from Lessor, it being specifically agreed that neither Lessor (original or successor), nor any partner of Lessor nor any trustee or beneficiary of any trust of which any person holding Lessor's interest is trustee, shall ever be personally liable for any such judgement, or for the payment of any monetary obligation to Lessee. Further, Lessor shall not be liable for any indirect or consequential damages.

34.    NOTICES AND TIME FOR ACTION.   Whenever, by the terms of this Lease,
       ---------------------------
notice shall or may be given either to Lessor or to Lessee such notices shall be in writing and shall be sent by hand, registered or certified mail, or overnight or other commercial courier, postage or delivery charges, as the case may be, prepaid as follows:

If intended for Lessor, addressed to Lessor at the address set forth in Paragraph 1.1 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Lessor by like notice).

If intended for Lessee, addressed to Lessee at the address set forth in Paragraph 1.1 of this Lease, Attention: Lisa Billig, Chief Financial Officer (or to such other address or addresses as may from time to time hereafter be designated by Lessee by like notice).

Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused or (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted.

Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.

Time is of the essence with respect to any and all notices and periods for giving of notice or taking any action thereto under this Lease."

35.    INSERT TO PARAGRAPH 26: "Lessee has no right to retain possession of the
       ----------------------
Premises or any part thereof beyond the expiration or earlier termination of this Lease. Any holding over by Lessee after the expiration of the term of this Lease shall be treated as a tenancy at sufferance at one hundred fifty percent (150%) of the rents and other charges herein (prorated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease, as far as applicable; provided, however, that neither the foregoing nor any other term or provision of this Lease shall be deemed to permit Lessee to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term."

36.    INSERT TO PARAGRAPH 34.  "Notwithstanding any consent to a sign by
       ----------------------
Lessor, prior to installing a sign approved by Lessor, Lessee shall comply with all Applicable Requirements, including, without limitation, sign by-laws and the Exhibit D Restrictions and shall deliver to Lessor copies of the applicable permits and the approval of such sign as given by the Plan Approving Agent under the Exhibit D Restrictions. Any such sign shall be maintained by Lessee, at Lessee's sole cost and expense, in good order, condition and repair and Lessee shall do no damage to the Premises, the Building and the Industrial Center in connection with the installation, repair and maintenance of such sign and shall repair any such damage done, any damage caused by the failure to properly install, repair and maintain such sign and any damage caused by the removal of any such sign. Upon the occurrence of a Breach of Lessee, Lessor, at Lessor's option and at Lessee's expense, may remove any such sign.

37.    INTENTIONALLY OMITTED
       ---------------------

38.    INTENTIONALLY OMITTED.
       ---------------------

39.    TERMINOLOGY.  (a)  Wherever in this Lease the Term "Landlord" is used it
       -----------
shall be deemed to mean "Lessor" and wherever in this Lease the Term "Tenant" is used it shall be deemed to mean "Lessee."

(b) Whenever in the Lease or in this Rider (i) the term "mortgagee" is used it shall be deemed to also mean the beneficiary of a deed of trust and (ii) the term "mortgage" is used it shall be deemed to also mean "deed of trust."

40.    INSERT TO PARAGRAPH 4.2 (a): "in excess of Base Year Common Area
       ---------------------------
Operating Expenses" (as hereinafter defined) (except in the case of items (v) and (vi) below, which shall be included in Common Area Operating Expenses in the amounts described in (v) and (vi) below)"

41.    INSERT TO PARAGRAPH 4.2: "(e)    Notwithstanding the foregoing, no
       -----------------------
decrease in Common Area Operating Expenses shall result in a reduction in the amount otherwise payable by Lessee to the extent said decrease is attributable to vacancy and no other cause.

(f) Notwithstanding the foregoing, if Lessor shall spend any amount included within Common Area Operating Expenses or perform any obligation of Lessor under Paragraph 7.2 of this Lease or otherwise because of damage to the Premises, the Building, the Property or the Industrial Center, including, without limitation, the parking lots and areas, the truck storage drop off and other truck areas, loading areas and loading doors, caused by Lessee or its employees, agents, servants, independent contractors, drivers, haulers or hauling agents, shipping companies, delivery companies, carriers, customers or clients or any Lessee Party, Lessee shall be responsible for one hundred percent (100%) of the cost thereof, which cost shall be payable as rent hereunder within fifteen (15) days after Lessor bills Lessee therefor, provided that, except in emergencies, Lessor has notified Lessee of such damage prior to the commencements of the repair. If Lessee fails to pay such costs as provided above, Lessor shall have the same remedies for such non-payment as Lessor has for the non-payment of rent hereunder.

(g) The term "Base Year Common Area Operating Expenses" shall mean Common Area Operating Expenses for the period from January 1, 1996 through December 31, 1996."

(h) "Operating Expenses" shall not include capital expenditures (except as otherwise set forth herein), the cost of the removal of Hazardous Substances required by Applicable Requirements, leasing brokerage commissions, attorneys fees for the enforcement of leases, compensation and benefits of any of Lessor's employees at or below the level of building manager for their services in operating or maintaining the Building or the Industrial Center to the extent such employees are not performing such services for the Building or the Industrial Center, and the compensation and benefits of Lessor's employees above the level of building manager.

42.    INSERT TO PARAGRAPH 8.1: "The term "Insurance Cost Increase" shall not
       -----------------------
include increases in premiums for (i) earthquake, (ii) rental interruption or
(iii) additional incurrence required by a ground lessor or the holder of any mortgage or deed of trust upon the Building, the Property, the Premises or the Industrial Center, if the cost of such type of insurance is not included in the Base Premium. The term "Base Premium" shall mean the premium applicable to the Required Insurance for the period from January 1, 1996 through December 31, 1996."

43.    INSERT TO PARAGRAPH 2.2: "(i) ninety (90) days after the Commencement
       -----------------------
Date with respect to non-compliance of the heating and air conditioning systems in the Premises and (ii) thirty (30) days after the Commencement Date with respect to all other non-compliance,"

44.    INSERT TO PARAGRAPH 2.10(f): ", provided that the same do not reduce the
       ---------------------------
number of Unreserved Parking Spaces set forth in Paragraph 1.2(b)."

45.    INSERT TO PARAGRAPH 4.2(a)(iii): "(at reasonable rates consistent with
       -------------------------------
the type of occupancy and the services rendered)"

46.    INSERT TO PARAGRAPH 4.2 (a)(viii): "not actually recovered from another
       ---------------------------------
lessee in the Industrial Center."

46.1   INSERT TO PARAGRAPH 4.2(a):  "(x)   Depreciation for capital
       --------------------------
expenditures made by Lessor (a) to reduce Operating Expenses if Lessor has a reasonable basis for believing the capital expenditure will reduce Operating Expenses, (b) to comply with Applicable Requirements other than (i) the cost of the removal of Hazardous Substances required by Applicable Requirements or (ii) the cost of complying with Applicable Requirements requiring seismic bracing to be installed in the Building or (c) to perform Lessor's obligations under Paragraph 7.2 of this Lease or which are otherwise included in the definition of "Operating Expenses" (plus, in the case of (a), (b) and (c), an interest factor, reasonably determined by Lessor, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the general locality in which the Building is located), and in the case of (a), (b) and (c) depreciation shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be determined reasonably by Lessor in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item."

47.    INSERT TO PARAGRAPH 4.2:  "At the request of Lessee, Lessor shall make
       -----------------------
available for Lessee's review, at Lessee's expense, at a time and place reasonably determined by Lessor, the records of Lessor for Operating Expenses charged to Lessee pursuant to Paragraph 4.2, insurance premiums charged to Lessee pursuant to Paragraph 8.1 and real property taxes charged to Lessee pursuant to Paragraph 10.1."

48.    INSERT TO PARAGRAPH 7.3 (a):  "Lessor expressly acknowledges that
       ---------------------------
Lessee's rack and conveyor system and phone and data switches are "Trade Fixtures"."

48.1   INSERT TO PARAGRAPH 8.2(a): "All insurance required to be maintained by
       --------------------------
Lessee hereunder may be in the form of blanket policies, so called, insuring the Premises as well as other locations leased by Lessee."

49.    INSERT TO PARAGRAPH 10.2(a): "provided, however, that if at any time
       ---------------------------
during the Lease Term the present system of ad valorem taxation of real property shall be changed so that in lieu of, or in addition to, the whole or any part of the ad valorem tax on real property, there shall be assessed on Lessee a capital levy or other tax on the gross rents received with respect to the Premises, the Building, the Property or the Industrial Center, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy, charge, license fee or commercial rental tax (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies, charges, license fees or commercial rental taxes to the extent so measured or based, shall be deemed to be included within the term "Real Property Taxes" but only to the extent that the same would be payable if the Premises, the Building, the Property or the Industrial Center were the only property of Lessor."

50.    INSERT TO PARAGRAPH 14: "or if Lessee loses all reasonable access to or
       ----------------------
egress from the Premises,"

51.    INSERT TO PARAGRAPH 16.2: "(which shall be limited to audited annual and
       ------------------------
quarterly statements)"

52.    INSERT TO PARAGRAPH 32: ", which access, except in emergencies, shall be
       ----------------------
upon no less than twenty-four (24) hours notice and accompanied by Lessee's representative,"

53.    INSERT TO PARAGRAPH 36(a): ", which shall not exceed $1,000.00 per
       -------------------------
request."

54.    INSERT TO PARAGRAPH 40: "of general applicability to all lessees in the
       ----------------------
Industrial Center"

55.    INSERT TO PARAGRAPH 2.2: "and the heating and air conditioning systems,
       -----------------------
if any, in the Premises, other than those constructed by Lessee and except for damage caused by Lessee or any Lessee Party, shall be in good operating condition for a period of sixty (60) days after the Commencement Date."

56.    INSERT TO PARAGRAPH 6.2(c): "Lessor shall indemnify, protect, defend and
       --------------------------
hold Lessee, its agents and employees harmless from and against any and all damages, liabilities, judgements, costs, claims, expenses, penalties and attorneys' and consultants' fees resulting from the presence of Hazardous Substances on the Premises to the extent the same are not directly or indirectly caused by or related to Lessee's Toxic Materials Activities. Lessor's obligations under the preceding sentence shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement of any contamination involved."

                                     -18-